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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 _____________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 21, 1999 (July 21, 1999)
                                                -------------------------------



                      HEALTHCARE FINANCIAL PARTNERS, INC.
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-21425                 58-1844418
------------------------------     ----------------        ------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)


2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland           20815
---------------------------------------------------------       ----------
     (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code    (301) 961-1640
                                                      --------------



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

  On July 21, 1999, the Registrant issued a press release filed as Exhibit 99.1
                                                                   ------------
hereto, which is incorporated by reference herein.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

  (c)  Exhibits
       --------

       99.1   Text of Press Release dated July 21, 1999.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHCARE FINANCIAL PARTNERS, INC.



Date:  July 21, 1999                 By:   /s/ Edward P. Nordberg, Jr.
                                           ---------------------------
                                           Edward P. Nordberg, Jr.
                                           Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX



Exhibit
Number   Description
-------  -----------

99.1     Text of Press Release dated July 21, 1999.

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